Atlantic Capital Bancshares, Inc. (ACBI) Presentation to Investments Unlimited March 20, 2017

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected growth opportunities and cost savings from the transaction with First Security Group, Inc. (“First Security”) may not be fully realized or may take longer to realize than expected; (2) loss of income from our TriNet division following our exit of this business; (3) changes in asset quality and credit risk; (4) the cost and availability of capital; (5) customer acceptance of our products and services; (6) customer borrowing, repayment, investment and deposit practices; (7) the introduction, withdrawal, success and timing of business initiatives; (8) the impact, extent, and timing of technological changes; (9) severe catastrophic events in our geographic area; (10) a weakening of the economies in which we conduct operations may adversely affect our operating results; (11) the U.S. legal and regulatory framework, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act could adversely affect the operating results of the combined company; (12) the interest rate environment may compress margins and adversely affect net interest income; (13) changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; (14) our ability to determine accurate values of certain assets and liabilities; (15) adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; (16) our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; (17) unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; (18) adequacy of our risk management program; (19) increased costs associated with operating as a public company; (20) competition from other financial services companies in the companies’ markets could adversely affect operations; and (21) other factors described in Atlantic Capital’s reports filed with the Securities and Exchange Commission and available on the SEC’s website (www.sec.gov). 2

Non-GAAP Financial Information Statements included in this presentation include non-GAAP financial measures and should be read long with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) operating net income; (ii) operating non-interest expense; (iii) operating provision for loan losses, (iv) taxable equivalent net interest margin, (v) efficiency ratio (vi) operating return on assets; (vii) operating return on equity: (viii) tangible common equity and (ix) deposits excluding deposits assumed in branch sales, in its analysis of the Company's performance. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 3

• Established in May 2007 with $125 million in equity capital, which was, and still is, the largest de novo bank capital raise in US history • Publicly traded on NASDAQ since November 2nd, 2015, under the symbol “ACBI” • Exceptional record of soundness and growth through financial crisis, recession and recent recovery • Differentiated by providing superior expertise, competitive capabilities, and customized service delivery 4 Atlantic Capital Bank: Our Story

Atlantic Capital Bank: Highlights 5 Target Markets: • Small to mid-sized enterprises with revenues up to $250 million • Highly-select group of institutional caliber commercial real estate developers and investors • Principals of our commercial clients, professionals, and their practices • Has grown to $2.8 billion in assets • Initiatives in place to maintain robust top line growth • Operating model expected to produce enhanced efficiencies going forward • Consistently maintaining high asset quality • NPAs/total assets 0.13% as of December 31, 2016 Main corporate offices in Atlanta, Georgia and Chattanooga, Tennessee with multiple branch locations throughout Georgia, Tennessee and North Carolina. • Strong leadership continuity in key markets • Broad management experience in all business lines

Proprietary & Confidential Atlantic Capital Strategy 6 Accelerated Organic Growth • Investing in people and capabilities to accelerate organic growth and build profitability • Well positioned in attractive growth markets • Attractive interest rate risk position Strategic Expansion • Completed acquisition of First Security on October 31, 2015 • Ongoing evaluation of new market expansion through mergers and acquisitions and de novo entry • Patient and disciplined approach with focus on shareholder value

7 Key Investment Considerations Attractive Growth Markets Strong Deposit Growth Asset Sensitivity Loan Growth with Superior Credit Quality

Atlantic Capital Bank Locations 8 Branch Location Loan Production Office Main Office Location Legend

A leading middle market commercial bank operating throughout the southeast Attractive Market Demographics 1) In thousands; Source: US MSA Census Information + market data from Data.com (Salesforce). 9 City MSA Population1 Projected population growth for the next 3 years # Target Companies (>$10MM REV) # Total businesses (>$5MM REV) # Total businesses Median Household Income Atlanta 5,614 6.2% 4,271 8,600 1,261,291 $51,948 Chattanooga 544 3.0% 351 695 88,967 $37,411 Charlotte 2,380 7.4% 1,583 3,028 314,130 $46,119 Knoxville 857 2.4% 535 1,023 112,095 $36,874

$0 $500 $1,000 $1,500 $2,000 $2,500 2012 2013 2014 2015 2016 10 Financial Highlights: Deposit Growth *Dollars in millions; excludes deposits to be assumed in branch sale. This is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slides 27 and 28 for more details. DDA NOW / Savings / Money Market Time Brokered 16% 23% 29% 27% 29% 74% 68% 60% 55% 55% 3% 7% 1% 8% 1% 10% 9% 9% 7% 9% $1,026 $1,081 $1,106 $2,049 $2,206 *

11 Financial Highlights: Deposits *Dollars in millions; excludes deposits to be assumed in branch sale. This is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slides 27 and 28 for more details. $0 $500 $1,000 $1,500 $2,000 $2,500 Dec. 31, 2015 Mar. 31, 2016 Jun. 30, 2016 Sep. 30, 2016 Dec. 31, 2016 27% 27% 27% 25% 29% 55% 53% 55% 58% 55% 9% 9% 8% 8% 7% 9% 11% 10% 9% 9% $2,049 $2,206$2,189$2,158 $2,085 DDA NOW / Savings / Money Market Time Brokered *

12 Financial Highlights: $15,978 $18,921 $19,283 $19,487 $19,501 3.13% 3.26% 3.12% 3.12% 3.11% 2.96% 3.05% 3.00% 3.00% 2.99% 2.80% 2.85% 2.90% 2.95% 3.00% 3.05% 3.10% 3.15% 3.20% 3.25% 3.30% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Net interest income (TE) Net interest margin (TE) Net interest margin (excl. purchase accounting) *Dollars in thousands; this is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slides 27 and 28 for more details. Taxable Equivalent Net Interest Income & Margin*

Financial Highlights: Asset Sensitivity Change in Net Interest Income 13 0% 5% 10% 15% 20% 25% Up 100 bps Up 200 bps Up 300 bps 8.2% 16.4% 20.3% 1 Year As of December 31, 2016:  64% of loans are variable rate  29% of deposits are noninterest bearing

Financial Highlights: Total Loan Growth 14 $0 $500 $1,000 $1,500 $2,000 $2,500 2012 2013 2014 2015 2016 $811 $817 $1,040 $1,886 $2,017

15 Financial Highlights: Loans Held for Investment *Dollars in millions $0 $500 $1,000 $1,500 $2,000 $2,500 Dec. 31, 2015 Mar. 31, 2016 Jun. 30, 2016 Sep. 30, 2016 Dec. 31, 2016 $1,480 $1,527 $1,580 $1,610 $1,609 $227 $236 $236 $227 $224 $84 $124 $126 $171 $148 $1,791 $1,887 $1,942 $2,008 $1,981 Commercial Other Mortgage warehouse

Financial Highlights: Credit Quality 16 Q4' 15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 0.40% 0.08% 0.07% 0.09% 0.13% Allowance for Loan Losses/ Non-Performing Assets Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 180% 757% 981% 736% 591% Net Charge Offs/Total Average Loans* Allowance for Loan Losses/Total Loans Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 1.06% 0.93% 0.95% 0.92% 1.04% Non-Performing Assets/Total Assets Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 0.15% 0.35% 0.00% 0.06% 0.03% YTD 2016: 0.11% *Annualized

17 Financial Highlights Financial Performance Balance Sheet Capital Asset Quality Diluted EPS $ 0.06 $ 0.15 $ 0.20 $ 0.12 $ (0.40) Diluted EPS – operating 0.07 0.16 0.15 0.14 0.02 Efficiency ratio (1) 78.33% 71.57% 72.00% 75.22% 82.79 % Return on average assets – operating (1) (2) (3) (5) 0.25 0.60 0.54 0.52 0.07 Net interest margin (tax equivalent) 3.11 3.12 3.12 3.26 3.13 Total assets(4) $ 2,728 $ 2,761 $ 2,809 $ 2,725 $ 2,639 Commercial loans held for investment (4)(6) 1,609 1,610 1,580 1,527 1,480 Deposits (excl. to be assumed in branch sale) (4) 2,206 2,189 2,158 2,085 2,049 Tier 1 capital ratio 10.30% 9.68% 9.99% 9.48% 9.80 % Total risk-based capital ratio 13.31 12.50 12.96 12.37 12.93 Tangible common equity to tangible assets 10.16 10.19 9.81 9.69 9.71 NCOs to average loans (5) 0.03% 0.06% 0.00% 0.35% 0.15 % NPAs to total assets 0.13 0.09 0.07 0.08 0.40 Allowance for loan and lease losses to loans held for investment 1.04 0.92 0.95 0.93 1.06 (1) This is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slides 27 and 28 for more details.(2) Excludes provision for acquired non PCI FSG loans. (3) Excludes merger related expenses. (4) Dollars in millions. (5) Annualized. (6) Excluding mortgage warehouse loans. METRICS Q4 ‘16 Q3 ‘16 Q2 ‘16 Q1 ‘16 Q4 ‘15

$0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 $1,265 $1,498 $1,392 $1,270 $1,327 $163 $339 $447 $632 $499 $192 $314 $386 $361 $350 $383 $761 $357 $904 $880 $1,204 $959 $599 $936 $1,006 $4,690 $780 $1,298 $4,420 $8,880 $4,002 $4,430 18 Financial Highlights: Noninterest Income *Dollars in thousands $3,885 gain on sale of branches Service charges Other noninterest income SBA lending Trust income Mortgage income TriNet lending $4,995 $3,460

19 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 $9,661 $10,555 $10,420 $10,059 $11,269 $907 $1,100 $1,274 $1,235 $995 $1,020 $748 $760 $442 $968 $555 $916 $694 $617 $1,064 $3,924 $4,198 $4,280 $4,364 $4,275 Financial Highlights: Operating Noninterest Expense $16,067 $17,517 $17,428 $16,717 $18,571 *Dollars in thousands Salaries and employee benefits Occupancy Professional services Data processing Other noninterest expense

20 Financial Highlights: Regulatory Capital - 12/31/16 0% 2% 4% 6% 8% 10% 12% 14% Bank Bank 5% 6.5% 8% 10% Minimum requirements to be “well capitalized” under applicable regulations 10.4% 9.1% 11.8% 10.3% 11.8% 10.3% 12.7% 13.3% Holding Company Bank BankHolding Company Holding Company Holding Company Tier 1 leverage ratio Common equity tier 1 capital ratio Tier 1 capital ratio Total capital ratio

APPENDIX

Management Biographies 22 Douglas Williams Chief Executive Officer • CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce, and the YMCA of Metropolitan Atlanta and the High Museum of Art and is a Member of the Buckhead Coalition Michael Kramer President, Chief Operating Officer • CEO and President of First Security since December and CEO of FSGBank since 2011 • Former Managing Director of Ridley Capital Group • Former Director, CEO and President of Ohio Legacy Corporation • Former COO and CTO of Integra Bank Corporation • Serves on the Boards of Chattanooga Chamber of Commerce, Chattanooga United Way, The Tennessee Bankers Association and the Chattanooga Young Life Committee Patrick Oakes Executive Vice President, Chief Financial Officer • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer for Sterling Bancshares, Inc. • Chartered Financial Analyst Rich Oglesby Executive Vice President, Chief Risk Officer • CRO of Atlantic Capital since its inception • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children

ACBI Historical Balance Sheets

Atlantic Capital Bancshares, Inc.

Consolidated Balance Sheets *(unaudited)*

(in thousands, except share data)	December 31, 2016	September 30, 2016	December 31, 2015
ASSETS			
Cash and due from banks	$ 36,790	$ 44,563	$ 45,848
Interest-bearing deposits in banks	118,039	75,750	130,900
Other short-term investments	10,896	23,159	26,137
Cash and cash equivalents	165,725	143,472	202,885
Securities available-for-sale	347,705	348,484	346,221
Other investments	23,806	26,370	8,034
Loans held for sale	35,219	46,600	95,465
Loans held for investment	1,981,330	2,008,102	1,790,669
Less: allowance for loan losses	(20,595)	(18,534)	(18,905)
Loans held for investment, net	1,960,735	1,989,568	1,771,764
Branch premises held for sale	2,995	5,201	7,200
Premises and equipment, net	11,958	15,213	23,145
Bank owned life insurance	62,160	61,766	60,608
Goodwill and intangible assets, net	29,567	30,071	35,232
Other real estate owned	1,872	1,727	1,982
Other assets	85,801	92,772	86,244
Total assets	$ 2,727,543	$ 2,761,244	$ 2,638,780
LIABILITIES AND SHAREHOLDERS' EQUITY			
Deposits:			
Noninterest-bearing demand	$ 643,471	$ 557,783	$ 544,561
Interest-bearing checking	264,062	260,531	232,868
Savings	27,932	29,658	28,922
Money market	912,493	974,072	875,441
Time	157,810	172,348	183,206
Brokered deposits	200,223	194,464	183,810
Deposits to be assumed in branch sale	31,589	–	213,410
Total deposits	2,237,580	2,188,856	2,262,218
Federal funds purchased and securities sold under agreements to repurchase	–	–	11,931
Federal Home Loan Bank borrowings	110,000	170,000	–
Long-term debt	49,366	49,324	49,197
Other liabilities	26,939	44,601	27,442
Total liabilities	2,423,885	2,452,781	2,350,788
SHAREHOLDERS' EQUITY			
Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and as of December 31, 2016, September 30, 2016, and December 31, 2015	–	–	–
Common stock, no par value; 100,000,000 shares authorized; 25,093,135, 24,950,099, and 24,425,546 shares issued and outstanding as of December 31, 2016, September 30, 2016, and December 31, 2015, respectively	292,747	290,835	286,367
Retained earnings	16,536	14,927	3,141
Accumulated other comprehensive income (loss)	(5,625)	2,701	(1,516)
Total shareholders' equity	303,658	308,463	287,992
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 2,727,543	$ 2,761,244	$ 2,638,780

23

ACBI Historical Income Statements

Atlantic Capital Bancshares, Inc.

Consolidated Statements of Income *(unaudited)*

(in thousands except share and per share data)	Three months ended					Year ended	
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
INTEREST INCOME							
Loans, including fees	$ 20,363	$ 20,511	$ 20,282	$ 19,625	$ 16,688	$ 80,781	$ 44,562
Investment securities - available-for-sale	1,477	1,293	1,327	1,601	1,224	5,698	3,301
Interest and dividends on other interest-earning assets	467	491	507	273	328	1,738	1,104
Total interest income	22,307	22,295	22,116	21,499	18,240	88,217	48,967
INTEREST EXPENSE							
Interest on deposits	1,929	1,956	1,841	1,673	1,355	7,399	3,618
Interest on Federal Home Loan Bank advances	234	133	147	44	7	558	290
Interest on federal funds purchased and securities sold under agreements to repurchase	38	37	87	67	10	229	79
Interest on long-term debt	828	815	832	810	841	3,285	858
Other	–	–	–	38	79	38	78
Total interest expense	3,029	2,941	2,907	2,632	2,292	11,509	4,923
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	19,278	19,354	19,209	18,867	15,948	76,708	44,044
Provision for loan losses	2,208	463	777	368	7,623	3,816	8,035
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	17,070	18,891	18,432	18,499	8,325	72,892	36,009
NONINTEREST INCOME							
Service charges	1,327	1,270	1,392	1,498	1,265	5,487	2,613
Gains on sale of securities available-for-sale	–	–	11	33	–	44	10
Gains on sale of other assets	238	71	31	48	103	388	189
Mortgage income	499	632	447	339	163	1,917	163
Trust income	350	361	386	314	192	1,411	192
Derivatives income	346	69	98	65	89	578	304
Bank owned life insurance	395	424	398	393	365	1,610	2,159
SBA lending activities	599	959	1,204	880	904	3,642	2,910
TriNet lending activities	357	–	761	383	–	1,501	–
Gains on sale of branches	–	–	3,885	–	–	3,885	–
Other noninterest income	319	216	267	467	379	1,269	859
Total noninterest income	4,430	4,002	8,880	4,420	3,460	21,732	9,399

24

ACBI Historical Income Statements (continued)

Atlantic Capital Bancshares, Inc.

Consolidated Statements of Income *(unaudited)*

(in thousands except share and per share data)	Three months ended					Year ended	
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
NONINTEREST EXPENSE							
Salaries and employee benefits	11,269	10,059	10,420	10,555	9,661	42,303	24,098
Occupancy	995	1,235	1,274	1,100	907	4,604	2,170
Equipment and software	694	862	724	686	608	2,966	1,295
Professional services	968	442	760	748	1,020	2,918	1,610
Postage, printing and supplies	73	61	159	169	115	462	178
Communications and data processing	1,064	617	694	916	555	3,291	1,541
Marketing and business development	247	269	317	267	197	1,100	410
FDIC premiums	262	415	493	398	273	1,568	789
Merger and conversion costs	204	579	1,210	749	7,172	2,742	9,154
Amortization of intangibles	495	520	668	762	526	2,445	526
NPA/ORE expense	666	39	55	104	70	864	70
Other noninterest expense	1,838	2,198	2,169	1,812	2,135	8,017	4,092
Total noninterest expense	18,775	17,296	18,943	18,266	23,239	73,280	45,933
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	2,725	5,597	8,369	4,653	(11,454)	21,344	(525)
Provision for income taxes	1,116	1,889	3,222	1,722	(3,293)	7,949	794
NET INCOME (LOSS)	$ 1,609	$ 3,708	$ 5,147	$ 2,931	$ (8,161)	$ 13,395	$ (1,319)
Net income (loss) per common share - basic	$ 0.06	$ 0.15	$ 0.21	$ 0.12	$ (0.40)	$ 0.54	$ (0.09)
Net income (loss) per common share - diluted	$ 0.06	$ 0.15	$ 0.20	$ 0.12	$ (0.40)	$ 0.53	$ (0.09)
Weighted average shares - basic	25,027,304	24,891,822	24,644,755	24,485,900	20,494,895	24,763,522	15,283,437
Weighted average shares - diluted	25,407,728	25,260,280	25,158,694	24,993,597	21,004,577	25,186,680	15,663,865

25

ACBI Operating Income

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

	2016				2015	For the year ended December 31,	
(in thousands; taxable equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	2016	2015
INCOME SUMMARY							
Interest income [(1)]	$ 22,530	$ 22,428	$ 22,190	$ 21,553	$ 18,270	$ 88,701	$ 49,030
Interest expense	3,029	2,941	2,907	2,632	2,292	11,509	4,923
Net interest income	19,501	19,487	19,283	18,921	15,978	77,192	44,107
Operating provision for loan losses [(2)]	2,208	463	777	368	859	3,816	1,271
Net interest income after provision for loan losses	17,293	19,024	18,506	18,553	15,119	73,376	42,836
Operating noninterest income	4,430	4,002	4,995	4,420	3,460	17,847	9,399
Operating noninterest expense [(3)]	18,571	16,717	17,428	17,517	16,067	70,233	36,779
Operating income before income taxes	3,152	6,309	6,073	5,456	2,512	20,990	15,456
Operating income tax expense	1,417	2,245	2,381	2,065	2,117	8,108	6,997
Operating net income [(2)(3)]	1,735	4,064	3,692	3,391	395	12,882	8,459
Provision for acquired non PCI FSG loans	-	-	-	-	4,153	-	4,153
Merger related expenses, net of income tax	126	356	743	460	4,403	1,685	5,625
Net gain on sale of branches, net of income tax	-	-	2,198	-	-	2,198	-
Net income (loss) - GAAP	$ 1,609	$ 3,708	$ 5,147	$ 2,931	$ (8,161)	$ 13,395	$ (1,319)

[(1)] Interest income has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate. [(2)] Excludes provision for acquired non PCI FSG loans. [(3)] Excludes merger related expenses. This is a non-GAAP financial measure. Please see "Non-GAAP Reconciliation" on slides 27 and 28 for more details.

26

Non-GAAP Reconciliation

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance Measures Reconciliation

(in thousands, except per share data)	2016				2015	For the year ended December 31,	
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	2016	2015
Interest income reconciliation							
Interest income - GAAP	$ 22,307	$ 22,295	$ 22,116	$ 21,499	$ 18,240	$ 88,217	$ 48,967
Taxable equivalent adjustment	223	133	74	54	30	484	63
Interest income - taxable equivalent	$ 22,530	$ 22,428	$ 22,190	$ 21,553	$ 18,270	$ 88,701	$ 49,030
Net interest income reconciliation							
Net interest income - GAAP	$ 19,278	$ 19,354	$ 19,209	$ 18,867	$ 15,948	$ 76,708	$ 44,044
Taxable equivalent adjustment	223	133	74	54	30	484	63
Net interest income - taxable equivalent	$ 19,501	$ 19,487	$ 19,283	$ 18,921	$ 15,978	$ 77,192	$ 44,107
Operating provision for loan losses reconciliation							
Provision for loan losses - GAAP	$ 2,208	$ 463	$ 777	$ 368	$ 7,623	$ 3,816	$ 8,035
Provision for acquired non PCI FSG loans	-	-	-	-	(6,764)	-	(6,764)
Operating provision for loan losses	$ 2,208	$ 463	$ 777	$ 368	$ 859	$ 3,816	$ 1,271
Operating noninterest income reconciliation							
Noninterest income - GAAP	$ 4,430	$ 4,002	$ 8,880	$ 4,420	$ 3,460	$ 21,732	$ 9,399
Gain on sale of branches	-	-	(3,885)	-	-	(3,885)	-
Operating noninterest income	$ 4,430	$ 4,002	$ 4,995	$ 4,420	$ 3,460	$ 17,847	$ 9,399
Operating noninterest expense reconciliation							
Noninterest expense - GAAP	$ 18,775	$ 17,296	$ 18,943	$ 18,266	$ 23,239	$ 73,280	$ 45,933
Merger-related expenses	(204)	(579)	(1,210)	(749)	(7,172)	(2,742)	(9,154)
Divestiture expenses	-	-	(305)	-	-	(305)	-
Operating noninterest expense	$ 18,571	$ 16,717	$ 17,428	$ 17,517	$ 16,067	$ 70,233	$ 36,779
Operating income before income taxes reconciliation							
Income (loss) before income taxes - GAAP	$ 2,725	$ 5,597	$ 8,369	$ 4,653	$ (11,454)	$ 21,344	$ (525)
Taxable equivalent adjustment	223	133	74	54	30	484	63
Merger-related expenses	204	579	1,210	749	7,172	2,742	9,154
Divestiture expenses	-	-	305	-	-	305	-
Gain on sale of branches	-	-	(3,885)	-	-	(3,885)	-
Provision for acquired non PCI FSG loans	-	-	-	-	6,764	-	6,764
Operating income before income taxes	$ 3,152	$ 6,309	$ 6,073	$ 5,456	$ 2,512	$ 20,990	$ 15,456
Income tax reconciliation							
Income tax expense - GAAP	$ 1,116	$ 1,889	$ 3,222	$ 1,722	$ (3,293)	$ 7,949	$ 794
Taxable equivalent adjustment	223	133	74	54	30	484	63
Merger related expenses, tax benefit	78	223	467	289	2,769	1,057	3,529
Divestiture expenses, tax benefit	-	-	118	-	-	118	-
Gain on sale of branches, tax expense	-	-	(1,500)	-	-	(1,500)	-
Provision for acquired non PCI FSG loans, tax benefit	-	-	-	-	2,611	-	2,611
Operating income tax expense	$ 1,417	$ 2,245	$ 2,381	$ 2,065	$ 2,117	$ 8,108	$ 6,997
Net income reconciliation							
Net income - GAAP	$ 1,609	$ 3,708	$ 5,147	$ 2,931	$ (8,161)	$ 13,395	$ (1,319)
Merger related expenses, net of income tax	126	356	743	460	4,403	1,685	5,625
Divestiture expenses, net of income tax	-	-	187	-	-	187	-
Gain on sale of branches, net of income tax	-	-	(2,385)	-	-	(2,385)	-
Provision for acquired non PCI FSG loans, net of income tax	-	-	-	-	4,153	-	4,153
Operating net income	$ 1,735	$ 4,064	$ 3,692	$ 3,391	$ 395	$ 12,882	$ 8,459

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Non-GAAP Reconciliation (continued)

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance Measures Reconciliation

(in thousands, except per share data)	2016				2015	For the year ended December 31,	
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	2016	2015
Diluted earnings per share reconciliation							
Diluted earnings per share - GAAP	$ 0.06	$ 0.15	$ 0.20	$ 0.12	$ (0.40)	$ 0.53	$ (0.09)
Merger related expenses	0.01	0.01	0.03	0.02	0.42	0.06	0.63
Net gain on sale of branches	-	-	(0.08)	-	-	(0.08)	-
Diluted earnings per share - operating	$ 0.07	$ 0.16	$ 0.15	$ 0.14	$ 0.02	$ 0.51	$ 0.54
Return on average assets reconciliation							
Net income - GAAP	$ 1,609	$ 3,708	$ 5,147	$ 2,931	$ (8,161)	$ 13,395	$ (1,319)
Merger related expenses, net of income tax	126	356	743	460	4,403	1,685	5,625
Divestiture expenses, net of income tax	-	-	187	-	-	187	-
Gain on sale of branches, net of income tax	-	-	(2,385)	-	-	(2,385)	-
Provision for acquired FSG loans, net of income tax	-	-	-	-	4,153	-	4,153
Operating net income	$ 1,735	$ 4,064	$ 3,692	$ 3,391	$ 395	$ 12,882	$ 8,459
Average assets	2,722,444	2,717,996	2,718,110	2,620,750	2,248,614	2,709,138	1,581,687
Return on average assets - GAAP	0.24%	0.55%	0.76%	0.45%	-1.45%	0.49%	-0.08%
Return on average assets - operating	0.25%	0.60%	0.54%	0.52%	0.07%	0.48%	0.53%
Efficiency ratio reconciliation							
Noninterest income - GAAP	$ 4,430	$ 4,002	$ 8,880	$ 4,420	$ 3,460	$ 21,732	$ 9,399
Gain on sale of branches	-	-	(3,885)	-	-	(3,885)	-
Operating noninterest income	$ 4,430	$ 4,002	$ 4,995	$ 4,420	$ 3,460	$ 17,847	$ 9,399
Noninterest expense - GAAP	$ 18,775	$ 17,296	$ 18,943	$ 18,266	$ 23,239	$ 73,280	$ 45,933
Merger-related expenses	(204)	(579)	(1,210)	(749)	(7,172)	(2,742)	(9,154)
Divestiture expenses	-	-	(305)	-	-	(305)	-
Operating noninterest expense	$ 18,571	$ 16,717	$ 17,428	$ 17,517	$ 16,067	$ 70,233	$ 36,779
Net interest income	19,278	19,354	19,209	18,867	15,948	76,708	44,044
Efficiency ratio	78.33%	71.57%	72.00%	75.22%	82.79%	74.28%	68.82%
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 303,658	$ 308,463	$ 304,066	$ 294,652	$ 287,992	$ 303,658	$ 287,992
Intangible assets	(29,567)	(30,071)	(31,674)	(33,914)	(35,232)	(29,567)	(35,232)
Total tangible common equity	$ 274,091	$ 278,392	$ 272,392	$ 260,738	$ 252,760	$ 274,091	$ 252,760
Total assets	$ 2,727,543	$ 2,761,244	$ 2,807,822	$ 2,724,669	$ 2,638,780	$ 2,727,543	$ 2,638,780
Intangible assets	(29,567)	(30,071)	(31,674)	(33,914)	(35,232)	(29,567)	(35,232)
Total tangible assets	$ 2,697,976	$ 2,731,173	$ 2,776,148	$ 2,690,755	$ 2,603,548	$ 2,697,976	$ 2,603,548
Tangible common equity to tangible assets	10.16%	10.19%	9.81%	9.69%	9.71%	10.16%	9.71%
Deposits excluding deposits to be assumed in branch sales							
Total deposits	$ 2,237,580	$ 2,188,856	$ 2,158,305	$ 2,282,462	$ 2,262,218	$ 2,237,580	$ 2,262,218
Deposits to be assumed in branch sales	31,589	-	-	197,857	213,410	31,589	213,410
Deposits excluding deposits to be assumed in branch sales	$ 2,205,991	$ 2,188,856	$ 2,158,305	$ 2,084,605	$ 2,048,808	$ 2,205,991	$ 2,048,808

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